UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: January 6, 2021
                       PURE HARVEST CORPORATE GROUP, INC.
                    ----------------------------------------
                (Name of registrant as specified in its charter)

                   Colorado        333-212055       71-0952431
                --------------    ------------   ---------------
                   State of        Commission      IRS Employer
                 Incorporation       File       Identification No.
                                    Number

                         7400 E. Crestline Cir. Ste. 130
                           Greenwood Village, CO 80111
                        --------------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

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       Title of each          Trading          Name of each exchange on which
           class             Symbol(s)                   registered
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         None                  N/A                          N/A
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Indicate by check mark whether the  Registrant is an emerging  growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

     Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [X]


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Item 1.01 Entry Into a Material Definitive Agreement.

On January 6, 2021, the Company entered into an agreement to consolidate and secure obligations owed to the Company by How Smooth It Is, Inc. ("HSII") and HSII's sole shareholder. Under the terms of the Agreement, the obligations to the Company were consolidated into a single $2,750,000 promissory note bearing interest at 8% per year with a maturity date of March 31, 2021 (the "Note"). The
Note is secured by the assets of HSII. Additionally, the sole shareholder of HSII has personally guaranteed payment of the Note.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 January 7, 2021

                                        PURE HARVEST CORPORATE GROUP, INC.


                                        By:
                                           -----------------------------------
                                            Matthew Gregarek
                                            Chief Executive Officer